SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               September 22, 2003
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

         000-26739                                       22-35-31960
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 (Commission File Number)                     (IRS Employer Identification No.)

  750 College Road East, Princeton, New Jersey                        08540
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  (Address of principal executive offices)                          (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)


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Item 5.     Other Events and Regulation FD Disclosure

The Company has received notice that on or about September 18, 2003, Interactive Marketing Technologies, Inc. ("IMT") filed for reorganization pursuant to Chapter 11 of the Bankruptcy laws. As previously disclosed, ITXC had begun an arbitration action in New York seeking to collect at least $8.7 million in unpaid obligations. Also, as previously announced, ITXC took a reserve for this entire amount during the first quarter of 2003, and the ultimate collectibility of this amount from IMT remains uncertain.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITXC CORP.

Date:  September 23, 2003                    By:  /s/ Theodore M. Weitz
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                                             Name:  Theodore M. Weitz
                                             Title:  Vice President, General
                                                     Counsel and Secretary